UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 3, 2004

VIRBAC CORPORATION

(formerly Agri-Nutrition Group Limited)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24312	43-1648680

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Meacham Boulevard, Fort Worth, Texas	76137

(Address of Principal Executive Offices)	(Zip Code)

(817) 831-5030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5: OTHER EVENTS

     On June 3, 2004, Virbac Corporation issued a press release announcing that Jean Nelson has been appointed to the position of Chief Financial Officer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1 Virbac Corporation Press Release, dated June 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRBAC CORPORATION
By:	/s/ David G. Eller
David G. Eller
President and Chief Executive Officer

Dated: June 3, 2004